EXHIBIT 10.41


                       FIRST AMENDMENT TO CREDIT AGREEMENT


          THIS FIRST AMENDMENT TO CREDIT AGREEMENT ("this Amendment") is made and entered into effective as of May 16, 1995 (the "Effective Date") by and among TRITON ENERGY CORPORATION, a Texas corporation ("Borrower"), and the FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (individually referred to herein as a "Lender" and collectively as "Lenders") and BANQUE PARIBAS HOUSTON AGENCY, as agent for the Lenders (in such capacity, the "Agent").

                             W I T N E S S E T H:

          WHEREAS, Borrower and Banque Paribas Houston Agency ("Paribas"), with the Agent as Agent thereunder are parties to a Credit Agreement, dated as of March 28, 1995 (the "Credit Agreement");

          WHEREAS, at present Paribas is the only Lender under the Credit Agreement, and therefore, pursuant to the terms of the Credit Agreement, at present the Aggregate Commitments equal $40,000,000;

          WHEREAS, in addition to Paribas, other financial institutions listed on the signature page hereof have expressed a willingness to become Lenders under the Credit Agreement with Aggregate Commitments of $65,000,000, and Paribas and Borrower have expressed a desire to amend the Credit Agreement to accomplish such result;

          WHEREAS, in connection with this Amendment, and as memorialized herein, Union Bank ("Union Bank"), MeesPierson N.V. ("MeesPierson") and Chemical Bank ("Chemical") respectively desire to purchase from Paribas, and Paribas desires to sell to Union Bank, MeesPierson and Chemical, respectively (sometimes individually referred to herein as an "Assignee" and collectively as "Assignees") a portion of the Revolving Credit Loans held by Paribas pursuant to, and which are outstanding under the Credit Agreement, and to participate in a portion of the Letter of Credit Reimbursement Obligations held by Paribas pursuant to, and which are outstanding under the Credit Agreement, in each case on the terms and conditions and for the consideration hereinafter set forth, and thereby the Assignees shall become parties to the Credit Agreement as Lenders thereunder;

          WHEREAS, after giving effect to the foregoing, Borrower and the Lenders desire to amend the Credit Agreement to reflect that the Aggregate Commitments shall equal $65,000,000;

          WHEREAS, after giving effect to the foregoing, Borrowers, the Lenders and the Agent desire to further amend the Credit Agreement in the manner hereinafter set forth; and

          WHEREAS, in addition to the foregoing, Borrower has requested that the Lenders consent to, and to the extent required grant a waiver under the Credit Agreement in connection with, the Reincorporation, as such term is defined in Section 4 below;

          NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, the Lenders and the Agent, each intending to be legally bound, hereby mutually agree as follows:

     1. Capitalized Terms. All capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to such terms in the Credit Agreement.

     2.   Outstanding Revolving Credit Loans.

          (a) Representations as to the Revolving Credit Loans. Paribas represents and warrants to each of the Assignees that the amount shown opposite the name of Paribas in Column A of Schedule 1 hereto as of the Effective Date is the outstanding principal amount of Revolving Credit Loans under the Credit Agreement held by Paribas as of the Effective Date. Borrower represents and warrants to each Assignee that the amount shown in Column A of
Schedule 1 hereto is, on and as of the Effective Date, the outstanding principal amount of such Revolving Credit Loans free of any rights of set-off or counterclaim of Borrower. Borrower further represents and warrants that all interest and fees due and payable through the Effective Date on account of such Revolving Credit Loans (other than with respect to the Lenders' Australian counsel) have been paid.

          (b) Restructuring of Ownership of the Revolving Credit Loans.Borrower and each Lender hereby agrees with each of the other that, upon the execution hereof by all parties, on and as of the Effective Date, Paribas shall sell the portion of the principal amount of the Revolving Credit Loans set forth in Column B of Schedule 1 hereto and the Assignees shall purchase from Paribas the portion of the principal amount of the Revolving Credit Loans held by it indicated with respect to each of such Assignees in Column C of Schedule 1 hereto, for a purchase price equal to the principal amount of the portion of the Revolving Credit Loans so purchased from Paribas. The Lenders shall then hold Revolving Credit Loans outstanding under the Loan Agreement as shown with respect to each of them in Column C of Schedule 1 hereto and, as a result of the foregoing transaction, for purposes the Credit Agreement, as amended hereby, the Lenders' respective Ratable Portions shall be as set forth in Column D of Schedule 1 hereto.

          (c) Replacement Notes. In furtherance of the foregoing transactions, Borrower shall execute and deliver to each of the Lenders its replacement promissory notes dated the Effective Date in the form of Annexes "A-1" through "A-4" hereto attached ("Replacement Notes"). The principal amount of each Replacement Note delivered to each Lender shall equal such Lender's
Commitment. The Replacement Notes shall, upon acceptance by the Lenders, as of the Effective Date constitute replacements and substitutions for the Revolving Credit Note dated March 28, 1995 in the principal amount of $40,000,000 issued by Borrower to the order of Paribas pursuant to the Credit Agreement (the "Paribas Note"). All references in the Credit Agreement to the Revolving Credit Notes shall, from and after the Effective Date, be deemed to refer to the Replacement Notes, the same as if such Replacement Notes were the Revolving Credit Notes defined, described and referred to in the Credit Agreement. Upon acceptance of the Replacement Notes, Paribas agrees to return to Borrower the Paribas Note marked "Replaced as of May 16, 1995", being the Effective Date of the First Amendment to Credit Agreement.

       (d) Rights and Obligations of the Assignees. Upon consummation of the foregoing transactions, each Assignee shall become a Lender under the Credit Agreement with all rights and obligations of a Lender thereunder and under each other Loan Document. Without limiting the foregoing, but in furtherance thereof, Paribas hereby assigns and transfers to each Assignee, in accordance with the respective Ratable Portions of each, a portion of its rights and obligations under the Equitable Mortgages pursuant to Section 44.2 of each thereof.

     3. Outstanding Letters of Credit. Schedule 2 contains a schedule of all Letters of Credit issued for the account of Borrower by Paribas prior to the Effective Date pursuant to the Credit Agreement and which are outstanding as of the Effective Date. From and after the Effective Date, pursuant to this Amendment such Letters of Credit shall be deemed to be Letters of Credit issued pursuant to Section 2.17 of the Credit Agreement, as amended by this Amendment; and Paribas hereby assigns and grants to each Assignee, and each such Assignee hereby accepts and assumes, a participation in the Letter of Credit Reimbursement Obligations with respect thereto to the extent of its Ratable Portion.

     4. Consent and Waiver with respect to the Reincorporation. The Lenders hereby consent to, and grant any waiver of any provision of the Credit Agreement, as amended by this Amendment, to the extent required to permit the change in the state of incorporation of Borrower from Texas to Delaware pursuant to an Agreement and Plan of Merger providing for Borrower to merge into a wholly owned Delaware Subsidiary of Borrower (the "Reincorporation"), all as described more fully Borrower's Proxy Statement for Annual Meeting of Shareholders held May 11, 1995.

     5. Definitions and Accounting Terms. Article I is hereby amended to amend and restate the following Definitions in their entirety:

     "'Aggregate Commitments' shall equal $65,000,000 as the same may be reduced or terminated pursuant to Section 2.5 hereof.

     'Borrowing Base' means, at any time, the sum of (i) 40% of the average per share closing price for Crusader Shares for the two-week period immediately preceding, but excluding the date of the current Borrowing Base determination, based on the Dollar equivalent of the last sale price for ordinary shares quoted in the Australian Stock Exchange Ltd., as reflected in Bloomberg Financial Markets Australian Stock Exchange closing price table and Bloomberg Financial Markets closing market prices for Dollar to Australian dollar exchange rates, times the number of Crusader Shares that are, at the date the current Borrowing Base is determined, subject to the Equitable Mortgages; and (ii) 80% of the Market Value of the aggregate Marketable Securities that are, at the date the current Borrowing Base is determined, on deposit for the account of the Borrower in the U.S. Trust Custodial Account; provided, however, the amount of the Borrowing Base derived from clause (i) above shall not, at any time, exceed $25,000,000."

          Article I is further amended by (i) substituting the words "interest expense" for the words "Interest Expense" where they appear in the ninth line of the definition of "EBITDA" and (ii) adding the words "its home office, or" after the word "through" where it appears in the eighth line of the definition of "Eligible Assignee".

    6. Amendment of Article II of the Credit Agreement. Section 2.17(m) of the Credit Agreement is hereby amended by substituting the words "the Agent" for the word "it" where it appears after the word "issued" in the second line of such Section 2.17(m).

     7.  Amendment of Article VI of the Credit Agreement.

        (a)Preservation of Corporate Existence, Etc. Section 6.5 of the Credit Agreement is hereby amended by deleting ", except as permitted under Section 7.5" where it appears after the word "franchises" in the last line of such
Section 6.5.

        (b) Borrowing Base Matters.

         Section 6.16(a) of the Credit Agreement is amended by substituting the word "third" for the ordinal number "18th" where it appears in the third line of such Section 6.16(a) and by adding "following the 15th calendar day" after the word "Day" where it appears in the third line of such Section 6.16(a).

          (ii) Section 6.16(c) is amended by adding "; provided, however, notwithstanding the foregoing, concurrently with the providing of any instruction to United States Trust Company of New York to effect any withdrawal or distribution of cash or Marketable Securities from the U.S. Trust Custodial Account, the Borrower shall provide a copy of such instruction notice to the Agent" after the work "thereon" where it appears on the last line of such Section 6.16(c).

       (iii) Section 6.16(d) is amended by substituting the work "immediately" for the word "promptly" after the word "shall" where it appears in the first line of such Section 6.16(d).

       (iv) Section 6.17 is hereby deleted in its entirety from the Credit Agreement.

      8. Amendment of Schedule I to the Credit Agreement. Schedule I to the Credit Agreement is hereby amended in its entirety by substituting therefor
Schedule I attached hereto.

      9. Further Representations and Disclaimers of Paribas. Paribas (i) represents and warrants to the Assignees that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty to any Assignee and assumes no responsibility to any Assignee with respect to any statements, warranties or representations made by the Borrower in or in connection with the Credit Agreement or any other Loan Document or any other instrument or document furnished pursuant thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other Loan Document or any other instrument or document furnished pursuant thereto; (iii) makes no representation or warranty to any Assignee and assumes no responsibility to any Assignee with respect to the financial condition of any Loan Party or the performance or observance by any Loan Party of any of its obligations under the Credit Agreement or any other Loan Document or any other instrument or document furnished pursuant thereto; (iv) attaches the Paribas Note referred to above and requests that the Agent exchange such Paribas Note for the Replacement Notes as contemplated herein; and (v) represents and warrants to the Assignees that it has neither sent nor received any notice of any Default or Event of Default.

     10. Representations of the Assignees. Each Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 4.6 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Agent or Paribas and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; (v) represents and warrants that it is an Eligible Assignee; (vi) specifies as its Domestic Lending Office (and address for notices) and Eurodollar Lending Office the offices set forth beneath its name on the signature pages hereof; and (vii) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to such Assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement and the Revolving Credit Notes or such other documents as are necessary to indicate that all such payments are subject to such rates at a rate reduced by an applicable tax treaty.

     11. Further Representations of Borrower.

   (a) The execution, delivery and performance by Borrower of this Amendment and the consummation of the transactions contemplated hereby:

       (i) are within Borrower's corporate powers;

       (ii)have been duly authorized by all necessary corporate action, including, without limitation, the consent of stockholders where required;

       (iii)do not and will not (A) contravene Borrower's certificate of incorporation or by-laws or other comparable governing documents, (B) violate any other applicable Requirement of Law (including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System), or any order or decree of any Governmental Authority or arbitrator,
(C) conflict with or result in the breach of, or constitute a default under, or result in or permit the termination or acceleration of, any Contractual Obligation of any Loan Party or any of the Material Subsidiaries, or (D) result in the creation or imposition of any Lien upon any of the property of any Loan Party or any of its Material Subsidiaries, other than those in favor of the Agent pursuant to the Collateral Securities; and

       (iv)do not require the consent of, authorization by, approval of, notice to, or filing or registration with, any Governmental Authority or any other Person, other than those which have been or will be, prior to the Effective Date, obtained or made and copies of which in the case of those involving a Governmental Authority have been or will be delivered to the Agent, and each of which on the Effective Date will be in full force and effect.

      (b) This Amendment has been duly executed and delivered by Borrower. This Amendment is the legal, valid and binding obligation of Borrower, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar law affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding of law or in equity).

      (c) Borrower further represents and warrants that (i) all of the representations and warranties made by Borrower in Article IV of the Credit Agreement, and in each other Loan Document, are true and correct on and as of the date hereof, as though made on the date hereof; (ii) Borrower has complied with all terms and conditions set forth in the Credit Agreement, and in each other Loan Document, as of the date hereof; and (iii) there has not occurred, and currently there exists no, Default or Event of Default.

      12. Conditions. The obligations of the Lenders and the Agent under this Amendment are subject to the condition precedent that this Amendment and the Replacement Notes shall have been duly executed by Borrower and delivered to the Lenders, and each Lender and the Agent shall have executed a counterpart hereof.

      13. Ratification of Credit Agreement. All terms and provisions of the Credit Agreement not expressly amended hereby are hereby ratified and reaffirmed and shall remain in full force and effect without interruption, change, or impairment of any kind. By their execution hereof, the Assignees hereby ratify, accept, adopt and become parties to such Credit Agreement, as amended hereby, as Lenders thereunder.

      14. General.

       (a)Applicable Law. This Amendment has been delivered and accepted in, and shall be a contract made under and governed by the laws of the State of New York.

       (b)Binding Effect. This Amendment shall be binding upon and inure to the benefit of Borrower and the Lenders and their respective successors and assigns.

       (c)Payment of Expenses. Borrower agrees to reimburse the Lenders for out-of-pocket expenses and will pay fees of counsel on behalf of the Lenders reasonably incurred in the preparation, and subsequent enforcement of this Amendment and the Replacement Notes.

       (d)Headings. The Section and subsection headings of this Amendment are for convenience and shall not affect, limit or expand any term or provision hereof.

       (e)Counterparts. This Amendment may be executed in as many counterparts as may be deemed necessary or convenient, and each counterpart shall be deemed an original. No one counterpart need be signed by all parties hereto, but all such counterparts shall constitute but one and the same instrument.




          IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Credit Agreement to be executed and delivered at Dallas, Texas by their duly authorized officers, to be deemed effective as of the Effective Date.

                              TRITON ENERGY CORPORATION


                              By:  /s/Peter Rugg
                                   Peter Rugg
                                   Senior Vice President and
                                   Chief Financial Officer

                              6688 North Central Expressway
                              Suite 1400
                              Dallas, Texas 75206

                              Attention:  Richard D. Preston

                              Telephone:  (214) 691-5200
                              Telecopy:   (214) 691-0597


                         BANQUE PARIBAS HOUSTON AGENCY, as the Agent and as a Lender


                              By:  /s/Mark M. Green
                                   Mark M. Green
                                   Vice President


                              By:  /s/Barton Schouest
                                   Barton Schouest
                                   Group Vice President

                         Domestic Lending Office and Address for Notice:

                              Banque Paribas
                              The Equitable Tower
                              787 Seventh Avenue
                              New York, NY  10019

                              With a copy to:

                              Banque Paribas Houston Agency
                              1200 Smith, Suite 3100
                              Houston, Texas 77002

                              Attention:  Mark M. Green

                              Telephone:  (713) 659-4811
                              Telecopy:   (713) 659-3832

                              Eurodollar Lending Office:

                              Banque Paribas
                              The Equitable Tower
                              787 Seventh Avenue
                              New York, NY  10019

                              With a copy to:

                              Banque Paribas Houston Agency
                              1200 Smith, Suite 3100
                              Houston, Texas 77002

                              Attention:  Mark M. Green

                              Telephone:  (713) 659-4811
                              Telecopy:   (713) 659-3832


                              UNION BANK


                              By:
                                   Name:
                                   Title:


                              By:
                                   Name:
                                   Title:

                         Domestic Lending Office and Address for Notice:

                              Union Bank
                              4200 Lincoln Plaza
                              500 North Akard
                              Dallas, Texas  75201

                              Attention:  Carl Stutzman

                              Telephone:  (214) 922-4200
                              Telecopy:   (214) 922-4209

                              With a copy to:

                              Union Bank
                              4200 Lincoln Plaza
                              500 North Akard
                              Dallas, Texas  75201

                              Attention:  Marie Reed

                              Telephone:  (214) 922-4200
                              Telecopy:   (214) 922-4209

                              Eurodollar Lending Office:

                              Union Bank
                              4200 Lincoln Plaza
                              500 North Akard
                              Dallas, Texas  75201

                              Attention:  Carl Stutzman

                              Telephone:  (214) 922-4200
                              Telecopy:   (214) 922-4209

                              With a copy to:

                              Union Bank
                              4200 Lincoln Plaza
                              500 North Akard
                              Dallas, Texas  75201

                              Attention:  Marie Reed

                              Telephone:  (214) 922-4200
                              Telecopy:   (214) 922-4209


                              MEESPIERSON N.V.


                              By:
                                   Name:
                                   Title:

                         Domestic Lending Office and Address for Notice:

                              MeesPierson N.V.
                              Coolsingel 93
                              P.O. Box 749
                              3000 AS Rotterdam
                              The Netherlands

                              Attention:      Energy Finance
                                              Group

                              Telephone:  011-31-10-401-5263
                              Telecopy:   011-31-10-401-6343

                              With a copy to:

                              MeesPierson N.V.
                              Suite 1660
                              300 Crescent Court
                              Dallas, Texas  75201

                              Attention:  Darrell W. Holley

                              Telephone:  (214) 871-6867
                              Telecopy:   (214) 871-6870

                              Eurodollar Lending Office:

                              MeesPierson N.V.
                              Coolsingel 93
                              P.O. Box 749
                              3000 AS Rotterdam
                              The Netherlands

                              Attention:     Energy Finance Group

                              Telephone:  011-31-10-401-5263
                              Telecopy:   011-31-10-401-6343

                              With a copy to:

                              MeesPierson N.V.
                              Suite 1660
                              300 Crescent Court
                              Dallas, Texas  75201

                              Attention:  Darrell W. Holley

                              Telephone:  (214) 871-6867
                              Telecopy:   (214) 871-6870


                              CHEMICAL BANK


                              By:
                                   Name:
                                   Title:

                         Domestic Lending Office and Address for Notice:

                              Chemical Bank
                              270 Park Avenue, 8th Floor
                              New York, NY  10019

                              Attention:  John Gehebe/De Marin

                              Telephone:  (212) 270-3531
                              Telecopy:   (212) 270-4892

                              With a copy to:

                              Chemical Bank
                              c/o Texas Commerce Bank
                              2200 Ross Avenue, 3rd Floor
                              Dallas, Texas  75201

                              Attention:  Donna German

                              Telephone:  (214) 922-2540
                              Telecopy:   (214) 922-2389
                              Eurodollar Lending Office:

                              Chemical Bank
                              270 Park Avenue, 8th Floor
                              New York, NY  10019

                              Attention:  John Gehebe/De Marin

                              Telephone:  (212) 270-3531
                              Telecopy:   (212) 270-4892

                              With a copy to:

                              Chemical Bank
                              c/o Texas Commerce Bank
                              2200 Ross Avenue, 3rd Floor
                              Dallas, Texas  75201

                              Attention:  Donna German

                              Telephone:  (214) 922-2540
                              Telecopy:   (214) 922-2389

                                EXHIBIT "A-1"

                     FIRST AMENDMENT TO CREDIT AGREEMENT

                        FORM OF REVOLVING CREDIT NOTE
                              (REPLACEMENT NOTE)


U.S. $20,000,000          Dated:  May 16, 1995

          FOR VALUE RECEIVED, the undersigned, Triton Energy Corporation, a Texas corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of Banque Paribas Houston Agency (the "Lender") the principal sum of Twenty Million United States Dollars ($20,000,000), or, if less, the aggregate unpaid principal amount of all Revolving Credit Loans (as defined in the Credit Agreement referred to below) of the Lender to the Borrower, payable at such times, and in such amounts, as are specified in the Credit Agreement.

          The Borrower promises to pay interest on the unpaid principal amount of the Revolving Credit Loans from the date made until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

          Both principal and interest are payable in lawful money of the United States of America at the office of the Agent, Banque Paribas Houston Agency, at The Equitable Tower, 787 Seventh Avenue, New York, NY 10019, in immediately available funds. The Revolving Credit Loans made by the Lender to the Borrower, and all payments made on account of the principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on this Note.

     This Note is one of the Revolving Credit Notes referred to in, and is entitled to the benefits of, the Credit Agreement, dated as of March 28, 1995, as amended by the First Amendment to Credit Agreement dated effective May 16, 1995 (the "First Amendment"; said Agreement, as amended by the First Amendment, and as it may be amended or otherwise modified thereafter from time to time, being the "Credit Agreement"), among the Borrower, the Lender, the other financial institutions referred to therein and Banque Paribas Houston Agency, as agent for the Lender and such other financial institutions, and the other Loan Documents referred to therein and entered into pursuant thereto. The Credit Agreement, among other things, (i) provides for the making of Revolving Credit Loans by the Lender to the Borrower in an aggregate amount not to exceed at any time outstanding the United States dollar amount first above mentioned, the indebtedness of the Borrower resulting from such Revolving Credit Loans being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity of the unpaid principal amount of this Note upon the happening of certain stated events and also for prepayments on account of the principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

          This Note is issued under and pursuant to the First Amendment and represents a replacement, substitution and change in form for part of the Indebtedness heretofore evidenced by that certain Revolving Credit Note of Borrower dated March 28, 1995 in the original principal amount of $40,000,000 made payable to the order of Banque Paribas Houston Agency.

          This Note is entitled to the benefits of certain guaranties and is secured as provided in the Loan Documents (as defined in the Credit Agreement).

          The Indebtedness evidenced by this Note represents "Designated Senior Indebtedness" as such term is defined in the Chemical Indenture (as defined in the Credit Agreement).

          Demand, presentment, protest and notice of nonpayment and protest are hereby waived by the Borrower.

          This Note shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.


                              TRITON ENERGY CORPORATION


                              By:
                                  Name:
                                  Title:

                       LOANS AND PAYMENTS OF PRINCIPAL


                                 Amount of
               Amount           Principal Paid       Notation
Date          of Loan             or Prepaid          Made by


















                             EXHIBIT   "A-2"

                     FIRST AMENDMENT TO CREDIT AGREEMENT

                        FORM OF REVOLVING CREDIT NOTE
                              (REPLACEMENT NOTE)


U.S. $17,500,000          Dated:  May 16, 1995

          FOR VALUE RECEIVED, the undersigned, Triton Energy Corporation, a Texas corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of MeesPierson N.V. (the "Lender") the principal sum of Seventeen Million Five Hundred Thousand United States Dollars ($17,500,000), or, if less, the aggregate unpaid principal amount of all Revolving Credit Loans (as defined in the Credit Agreement referred to below) of the Lender to the Borrower, payable at such times, and in such amounts, as are specified in the Credit Agreement.

          The Borrower promises to pay interest on the unpaid principal amount of the Revolving Credit Loans from the date made until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

          Both principal and interest are payable in lawful money of the United States of America at the office of the Agent, Banque Paribas Houston Agency, at The Equitable Tower, 787 Seventh Avenue, New York, NY 10019, in immediately available funds. The Revolving Credit Loans made by the Lender to the Borrower, and all payments made on account of the principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on this Note.

          This Note is one of the Revolving Credit Notes referred to in, and is entitled to the benefits of, the Credit Agreement, dated as of March 28, 1995, as amended by the First Amendment to Credit Agreement dated effective
May 16, 1995 (the "FirstAmendment"; said Agreement, as amended by the First Amendment, and as it may be amended or otherwise modified thereafter from time to time, being the "Credit Agreement"), among the Borrower, the Lender, the other financial institutions referred to therein and Banque Paribas Houston Agency, as agent for the Lender and such other financial institutions, and the other Loan Documents referred to therein and entered into pursuant thereto. The Credit Agreement, among other things, (i) provides for the making of Revolving CreditLoans by the Lender to the Borrower in an aggregate amount not to exceed atany time outstanding the United States dollar amount first above mentioned,the indebtedness of the Borrower resulting from such Revolving
 Credit Loans being evidenced by this Note, and (ii) contains provisions for acceleration ofthe maturity of the unpaid principal amount of this Note upon the happening of certain stated events and also for prepayments on account of the principalhereof prior to the maturity hereof upon the terms and conditions therein specified.

          This Note is issued under and pursuant to the First Amendment and represents a replacement, substitution and change in form for part of the Indebtedness heretofore evidenced by that certain Revolving Credit Note of Borrower dated March 28, 1995 in the original principal amount of $40,000,000 made payable to the order of Banque Paribas Houston Agency.

          This Note is entitled to the benefits of certain guaranties and is secured as provided in the Loan Documents (as defined in the Credit Agreement).

          The Indebtedness evidenced by this Note represents "Designated Senior Indebtedness" as such term is defined in the Chemical Indenture (as defined in the Credit Agreement).

        Demand, presentment, protest and notice of nonpayment and protest are hereby waived by the Borrower.

          This Note shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.


                              TRITON ENERGY CORPORATION


                              By:
                                  Name:
                                  Title:

                       LOANS AND PAYMENTS OF PRINCIPAL


                                 Amount of
               Amount           Principal Paid       Notation
Date           of Loan            or Prepaid          Made by




                             EXHIBIT  "A-3"

                     FIRST AMENDMENT TO CREDIT AGREEMENT

                        FORM OF REVOLVING CREDIT NOTE
                              (REPLACEMENT NOTE)


U.S. $17,500,000          Dated:  May 16, 1995

          FOR VALUE RECEIVED, the undersigned, Triton Energy Corporation, a Texas corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of Union Bank (the "Lender") the principal sum of Seventeen Million Five Hundred Thousand United States Dollars ($17,500,000), or, if less, the aggregate unpaid principal amount of all Revolving Credit Loans (as defined in the Credit Agreement referred to below) of the Lender to the Borrower, payable at such times, and in such amounts, as are specified in the Credit Agreement.

          The Borrower promises to pay interest on the unpaid principal amount of the Revolving Credit Loans from the date made until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

          Both principal and interest are payable in lawful money of the United States of America at the office of the Agent, Banque Paribas Houston Agency, at The Equitable Tower, 787 Seventh Avenue, New York, NY 10019, in immediately available funds. The Revolving Credit Loans made by the Lender to the Borrower, and all payments made on account of the principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on this Note.

          This Note is one of the Revolving Credit Notes referred to in, and is entitled to the benefits of, the Credit Agreement, dated as of March 28, 1995, as amended by the First Amendment to Credit Agreement dated effective May 16, 1995 (the "First Amendment"; said Agreement, as amended by the First Amendment, and as it may be amended or otherwise modified thereafter from time to time, being the "Credit Agreement"), among the Borrower, the Lender, the other financial institutions referred to therein and Banque Paribas Houston Agency, as agentfor the Lender and such other financial institutions, and the other Loan Documents referred to therein and entered into pursuant thereto. The Credit Agreement, among other things, (i) provides for the making of Revolving CreditLoans by the Lender to the Borrower in an aggregate amount not to exceed at any time outstanding the United States dollar amount first above mentioned, the indebtedness of the Borrower resulting from such Revolving Credit Loans being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity of the unpaid principal amount of this Note upon the happening ofcertain stated events and also for prepayments on account of the principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

          This Note is issued under and pursuant to the First Amendment and represents a replacement, substitution and change in form for part of the Indebtedness heretofore evidenced by that certain Revolving Credit Note of Borrower dated March 28, 1995 in the original principal amount of $40,000,000 made payable to the order of Banque Paribas Houston Agency.

          This Note is entitled to the benefits of certain guaranties and is secured as provided in the Loan Documents (as defined in the Credit Agreement).

          The Indebtedness evidenced by this Note represents "Designated Senior Indebtedness" as such term is defined in the Chemical Indenture (as defined in the Credit Agreement).

          Demand, presentment, protest and notice of nonpayment and protest are hereby waived by the Borrower.

          This Note shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.


                              TRITON ENERGY CORPORATION


                              By:
                                  Name:
                                  Title:

                       LOANS AND PAYMENTS OF PRINCIPAL


                                 Amount of
               Amount           Principal Paid       Notation
Date           of Loan           or Prepaid           Made by




                               "EXHIBIT A-4"

                     FIRST AMENDMENT TO CREDIT AGREEMENT

                        FORM OF REVOLVING CREDIT NOTE
                              (REPLACEMENT NOTE)


U.S. $10,000,000     Dated:  May 16, 1995

          FOR VALUE RECEIVED, the undersigned, Triton Energy Corporation, a Texas corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of Chemical Bank (the "Lender") the principal sum of Ten Million United States Dollars ($10,000,000), or, if less, the aggregate unpaid principal amount of all Revolving Credit Loans (as defined in the Credit Agreement referred to below) of the Lender to the Borrower, payable at such times, and in such amounts, as are specified in the Credit Agreement.

          The Borrower promises to pay interest on the unpaid principal amount of the Revolving Credit Loans from the date made until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

          Both principal and interest are payable in lawful money of the United States of America at the office of the Agent, Banque Paribas Houston Agency, at The Equitable Tower, 787 Seventh Avenue, New York, NY 10019, in immediately available funds. The Revolving Credit Loans made by the Lender to the Borrower, and all payments made on account of the principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on this Note.

          This Note is one of the Revolving Credit Notes referred to in, and is entitled to the benefits of, the Credit Agreement, dated as of March 28, 1995, as amended by the First Amendment to Credit Agreement dated effective May 16, 1995 (the "First Amendment; and Agreement, as amended by the First Amendment, and as it may be amended or otherwise modified thereafter from time to time, being the "Credit Agreement"), among the Borrower, the Lender, the other financial institutions referred to therein and Banque Paribas Houston Agency, as agent for the Lender and such other financial institutions, and the other Loan Documents referred to therein and entered into pursuant thereto. The Credit Agreement, among other things, (i) provides for the making of Revolving Credit Loans by the Lender to the Borrower in an aggregate amount not to exceed at any time outstanding the United States dollar amount first above mentioned, the indebtedness of the Borrower resulting from such Revolving Credit Loans being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity of the unpaid principal amount of this Note upon the happening of certain stated events and also for prepayments on account of the principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

          This Note is issued under and pursuant to the First Amendment and represents a replacement, substitution and change in form for part of the Indebtedness heretofore evidenced by that certain Revolving Credit Note of Borrower dated March 28, 1995 in the original principal amount of $40,000,000 made payable to the order of Banque Paribas Houston Agency.

          This Note is entitled to the benefits of certain guaranties and is secured as provided in the Loan Documents (as defined in the Credit Agreement).

          The Indebtedness evidenced by this Note represents "Designated Senior Indebtedness" as such term is defined in the Chemical Indenture (as defined in the Credit Agreement).

          Demand, presentment, protest and notice of nonpayment and protest are hereby waived by the Borrower.

        This Note shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.


                              TRITON ENERGY CORPORATION


                              By:
                                  Name:
                                  Title:

                       LOANS AND PAYMENTS OF PRINCIPAL


                                 Amount of
               Amount           Principal Paid       Notation
Date           of Loan           or Prepaid           Made by

                                                          SCHEDULE 1



                                 Column A

                                 Revolving Credit Loans Held
                                 Immediately Prior to the Effective Date
Lenders                                        1             2             3
Banque Paribas Houston Agency      26,000,000.00  2,500,000.00  7,627,907.00
MeesPierson N.V.                             -0-           -0-           -0-
Union Bank                                   -0-           -0-           -0-
Chemical Bank                                -0-           -0-           -0-
TOTAL                              26,000,000.00  2,500,000.00  7,627,907.00






                                  Column B
                                  Revolving Credit Loans Sold on
                                  the Effective Date

Lenders                                        1             2             3
Banque Paribas Houston Agency      17,999,999.94  1,730,769.23  5,280,858.68
MeesPierson N.V.                             -0-           -0-           -0-
Union Bank                                   -0-           -0-           -0-
Chemical Bank                                -0-           -0-           -0-
TOTAL                              17,999,999.94  1,730,769.23  5,280,858.68




                                  Column C
                                  Revolving Credit Loans Bought
                                  on the Effective Date
                                                1             2             3
Lenders
Banque Paribas Houston Agency                 -0-           -0-           -0-
MeesPierson N.V.                     7,000,000.02    673,076.93  2,053,667.28
Union Bank                           7,000,000.02    673,076.93  2,053,667.28
Chemical Bank                        3,999,999.90    384,615.37  1,173,524.12
TOTAL                               17,999,999.94  1,730,769.23  5,280,858.68




                                  Column D
                                  Revolving Credit Loans
                                  Held Immediately After the Effective Date
Lenders                                         1             2             3
Banque Paribas Houston Agency        8,000,000.06    769,230.77  2,347,048.32
MeesPierson N.V.                     7,000,000.02    673,076.93  2,053,667.28
Union Bank                           7,000,000.02    673,076.93  2,053,667.28
Chemical Bank                        3,999,999.90    384,615.37  1,173,524.12
TOTAL                               26,000,000.00  2,500,000.00  7,627,907.00




                                 Column E
                                 Lenders' Ratable Portions

Lenders                          30.769231%
Banque Paribas Houston Agency    26.923077%
MeesPierson N.V.                 26.923077%
Union Bank                       15.384615%
Chemical Bank                   100.000000%
TOTAL



1.     Eurodollar Tranche funded April 17, 1995
2.     Eurodollar Tranche funded May 4, 1995
3.     Base Rate Tranche










                                                                   SCHEDULE 2


          The following is a true, correct and complete list of all Letters of Credit issued for the account of Borrower by Banque Paribas Houston Agency prior to the Effective Date pursuant to the Credit Agreement and which are outstanding as of the Effective Date:


                                    L.C.    EXPIRATION
BENEFICIARY                         NUMBER  DATE            AMOUNT
----------------------------------  ------  --------------  -------------
Banco de la Produccion S.A., Quito   26750  March 25, 1996  $2,810,000.40
















                                                           SCHEDULE I

                                 COMMITMENTS


Lender               Commitment                    Ratable Portion

BANQUE PARIBAS          $20,000,000                         30.769231%
HOUSTON AGENCY

MEESPIERSON N.V          17,500,000                         26.923077%

UNION BANK               17,500,000                         26.923077%

CHEMICAL BANK            10,000,000                         15.384615%

     TOTAL              $65,000,000                        100.000000%